The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

June 9, 2020
6-1162-CJM-039

SOUTHWEST AIRLINES CO.
PO BOX 37611 - LOVE FIELD
DALLAS, TEXAS 75235

Subject: [***]

Reference: Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft), specifically letter agreement LA-1210419 [***] (Letter Agreement).

Customer Services General Terms Agreement No. H4-1 (CSGTA) between The Boeing Company and Southwest Airlines Co.

Dear Jon Stephens,

        This letter is to provide a variance to the referenced Letter Agreement to provide [***] All terms used but not defined in this letter shall have the same meaning as in the Purchase Agreement or the CSGTA.

1.[***]

        Notwithstanding the terms outlined in Article 1 of the reference Letter Agreement, Boeing will provide Customer [***]

2.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of

[***] = Certain identified information has been excluded from the exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

BOEING PROPRIETARY

helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

/s/ Carson J May

Carson J. May

Aircraft Contracts
Boeing Commercial Airplanes

PA-3729 Page 2
BOEING PROPRIETARY

Attachment A

[***]

PA-3729 Page 3
BOEING PROPRIETARY